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                                                                    EXHIBIT 99.1

                                                                    ATTACHMENT I

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the AAR CORP. (the "Company") Annual Report on Form 10-K for the period ending May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David P. Storch, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 26, 2002                   /s/ DAVID P. STORCH
                                         -------------------
                                         David P. Storch
                                         President and Chief Executive Officer


The foregoing certification is provided solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002.